UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 2, 2003

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

704.386.8486

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Slide Package prepared for use on December 2, 2003 at Goldman Sachs Bank CEO Conference.

Item 9.    Regulation FD Disclosure.

On December 2, 2003, the Registrant participated in the Goldman Sachs Bank CEO Conference and webcast. The Slide Package used by the Registrant at this conference is furnished herewith as Exhibit 99.1 and incorporated by reference in Item 9. All information in the Slide Package is presented as of the date indicated on the particular slide or, if no date is indicated, as of December 2, 2003, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner

Teresa M. Brenner Associate General Counsel

Dated: December 2, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Slide Package prepared for use on December 2, 2003 at Goldman Sachs Bank CEO Conference.

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